Exhibit 4.1

SEVENTH SUPPLEMENTAL INDENTURE

BETWEEN

CHEVRON CORPORATION, As Issuer

and

WELLS FARGO BANK, NATIONAL ASSOCIATION, As Trustee

Dated as of November 17, 2015

TABLE OF CONTENTS

ARTICLE ONE	DEFINITIONS	1

Section 1.01	Definitions	1
Section 1.02	Other Definitions	6

ARTICLE TWO	TERMS OF THE NOTES	6

Section 2.01	Each of the 2017 Fixed Rate Notes, the 2017 Floating Rate Notes, the 2018 Fixed Rate Notes, the 2018 Floating Rate Notes, the 2020 Fixed Rate Notes and the 2025 Fixed Rate Notes Constitutes a Series of Securities	6
Section 2.02	Terms and Provisions of the Notes	6

ARTICLE THREE	MISCELLANEOUS PROVISIONS	8

Section 3.01	Provisions of the Original Indenture	8
Section 3.02	Separability of Invalid Provisions	8
Section 3.03	Execution in Counterparts	8
Section 3.04	Trustee’s Disclaimer	9
Section 3.05	Effectiveness	9

Signatures

Exhibit A – Form of 2017 Fixed Rate Note

Exhibit B – Form of 2017 Floating Rate Note

Exhibit C – Form of 2018 Fixed Rate Note

Exhibit D – Form of 2018 Floating Rate Note

Exhibit E – Form of 2020 Fixed Rate Note

Exhibit F – Form of 2025 Fixed Rate Note

SEVENTH SUPPLEMENTAL INDENTURE

THIS SEVENTH SUPPLEMENTAL INDENTURE, dated as of November 17, 2015, between CHEVRON CORPORATION, a Delaware corporation, as Issuer (“Chevron”), and WELLS FARGO BANK, NATIONAL ASSOCIATION (as successor to The Bank of New York, as successor to JPMorgan Chase Bank, as successor to The Chase Manhattan Bank, as successor to Chemical Bank) a national banking association, as Trustee (the “Trustee”).

W I T N E S S E T H:

WHEREAS, Chevron and the Trustee have entered into that certain Indenture dated as of June 15, 1995 (the “Original Indenture”), that certain First Supplemental Indenture dated as of October 13, 1999, that certain Second Supplemental Indenture dated as of March 3, 2009, that certain Third Supplemental Indenture dated as of December 5, 2012, that certain Fourth Supplemental Indenture dated as of June 24, 2013, that certain Fifth Supplemental Indenture dated as of November 18, 2014 and that certain Sixth Supplemental Indenture dated as of March 3, 2015;

WHEREAS, pursuant to the provisions of Sections 2.01 and 10.01 of the Original Indenture, Chevron wishes to enter into this Seventh Supplemental Indenture to establish the terms and provisions of seven Series of Securities (as defined in the Original Indenture);

WHEREAS, this Seventh Supplemental Indenture will not result in a material modification of the Notes for purposes of the Foreign Account Tax Compliance Act; and

WHEREAS, in compliance with the requirements of the Original Indenture, Chevron has duly authorized the execution and delivery of this Seventh Supplemental Indenture, and all things necessary have been done to make this Seventh Supplemental Indenture a valid agreement of Chevron in accordance with its terms:

NOW, THEREFORE, THIS SEVENTH SUPPLEMENTAL INDENTURE WITNESSETH:

That in consideration of the premises, Chevron covenants and agrees with the Trustee, for the equal and proportionate benefit of the respective holders from time to time of the Securities, as follows:

ARTICLE ONE

DEFINITIONS

Section 1.01 Definitions. The terms defined in this Section 1.01 shall, for all purposes of the Original Indenture, the First Supplemental Indenture, the Second Supplemental Indenture, the Third Supplemental Indenture, the Fourth Supplemental Indenture, the Fifth Supplemental Indenture, the Sixth Supplemental Indenture and this Seventh Supplemental Indenture have the meanings herein specified, unless the context clearly otherwise requires. For convenience, the definitions of certain terms which are defined in the First Supplemental Indenture, the Second Supplemental Indenture, the Third Supplemental Indenture, the Fourth Supplemental Indenture, the Fifth Supplemental Indenture and the Sixth Supplemental Indenture are repeated herein.

(A) 2017 Fixed Rate Notes

(B) The term “2017 Fixed Rate Notes” shall mean the $1,000,000,000 in aggregate principal amount 1.344% Notes Due 2017.

(C) 2017 Floating Rate Notes

The term “2017 Floating Rate Notes” shall mean the $500,000,000 in aggregate principal amount Floating Rate Notes Due 2017.

(D) 2017 Notes

The term “2017 Notes” shall mean the 2017 Fixed Rate Notes and 2017 Floating Rate Notes.

(E) 2018 Fixed Rate Notes

The term “2018 Fixed Rate Notes” shall mean the $1,250,000,000 in aggregate principal amount 1.790% Notes Due 2018.

(F) 2018 Floating Rate Notes

The term “2018 Floating Rate Notes” shall mean the $250,000,000 in aggregate principal amount Floating Rate Notes Due 2018.

(G) 2018 Notes

The term “2018 Notes” shall mean the 2018 Fixed Rate Notes and the 2018 Floating Rate Notes.

(H) 2020 Fixed Rate Notes

The term “2020 Fixed Rate Notes” shall mean the $1,250,000,000 in aggregate principal amount 2.419% Notes Due 2020.

(I) 2020 Notes

The term “2020 Notes” shall mean the 2020 Fixed Rate Notes.

(J) 2025 Fixed Rate Notes

The term “2025 Fixed Rate Notes” shall mean the $750,000,000 in aggregate principal amount 3.326% Notes Due 2025.

(K) 2025 Notes

The term “2025 Notes” shall mean the 2025 Fixed Rate Notes.

(L) Adjusted Treasury Rate

The term “Adjusted Treasury Rate” shall mean (1) the arithmetic mean of the yields under the heading “Week Ending” published in the Statistical Release most recently published prior to the date of determination under the caption “Treasury Constant Maturities” for the maturity (rounded to the nearest month) corresponding to the remaining term, as of the Redemption Date, of the Notes being redeemed plus (2)0.07% for the 2017 Fixed Rate Notes, 0.10% for the 2018 Fixed Rate Notes, 0.12% for the 2020 Fixed Rate Notes and 0.15% for the 2025 Fixed Rate Notes. If no maturity set forth under such heading exactly corresponds to the remaining term of a series of Notes being redeemed, yields for the two published maturities most closely corresponding to the remaining term of the series of Notes being redeemed will be calculated as described in the preceding sentence, and the Adjusted Treasury Rate will be interpolated or extrapolated from such yields on a straight-line basis, rounding each of the relevant periods to the nearest month. The Adjusted Treasury Rate is to be determined on the third Business Day preceding the applicable Redemption Date.

(M) Blanket Issuer Letter of Representations

The term “Blanket Issuer Letter of Representations” shall mean the Blanket Issuer Letter of Representations, dated February 25, 2009, executed by and between Chevron and The Depository Trust Company.

(N) Calculation Agent

The term “Calculation Agent” shall mean Wells Fargo Bank, National Association, until a successor replaces it pursuant to the applicable provisions of the Indenture and, thereafter, shall mean such successor.

(O) Fifth Supplemental Indenture

The term “Fifth Supplemental Indenture” shall mean the Fifth Supplemental Indenture, dated as of November 18, 2014, between Chevron and the Trustee.

(P) First Supplemental Indenture

The term “First Supplemental Indenture” shall mean the First Supplemental Indenture, dated as of October 13, 1999, between Chevron and the Trustee.

(Q) Fixed Rate Notes

The term “Fixed Rate Notes” shall mean the 2017 Fixed Rate Notes, 2018 Fixed Rate Notes, the 2020 Fixed Rate Notes and the 2025 Fixed Rate Notes.

(R) Floating Rate Notes

The term “Floating Rate Notes” shall mean the 2017 Floating Rate Notes and the 2018 Floating Rate Notes.

(S) Fourth Supplemental Indenture

The term “Fourth Supplemental Indenture” shall mean the Fourth Supplemental Indenture, dated as of June 24, 2013, between Chevron and the Trustee.

(T) Indenture

The term “Indenture” shall mean the Indenture, dated as of June 15, 1995, between Chevron and the Trustee, as supplemented by the First Supplemental Indenture, the Second Supplemental Indenture, the Third Supplemental Indenture, the Fourth Supplemental Indenture, the Fifth Supplemental Indenture, the Sixth Supplemental Indenture and this Seventh Supplemental Indenture, and as it may from time to time hereafter be further supplemented, modified or amended, as provided in the Indenture.

(U) Interest Determination Date

The term “Interest Determination Date” for the Floating Rate Notes shall mean, with respect to the initial Interest Period, November 13, 2015, and for each subsequent Interest Period, the second London Business Day preceding the first day of such Interest Period.

(V) Interest Payment Dates

The term “Interest Payment Dates” shall mean with respect to the 2017 Fixed Rate Notes, each May 9 and November 9, commencing May 9, 2016, with respect to the 2018 Fixed Rate Notes, each May 16 and November 16, commencing May 16, 2016, with respect to the 2020 Fixed Rate Notes and the 2025 Fixed Rate Notes, each May 17 and November 17, commencing May 17, 2016, with respect to the 2017 Floating Rate Notes, each February 9, May 9, August 9 and November 9, commencing February 9, 2016, and with respect to the 2018 Floating Rate Notes, each February 16, May 16, August 16 and November 16, commencing February 16, 2016. If any Interest Payment Date for a series of Floating Rate Notes falls on a date that is not a Business Day, the applicable interest payment will be made on the next Business Day, except that if that Business Day is in the immediately succeeding calendar month, the interest payment will be made on the next preceding Business Day, in each case with interest accruing to the applicable Interest Payment Date as so adjusted. If any interest payment date for a series of Fixed Rate Notes falls on a date that is not a Business Day, the applicable interest payment will be made on the next Business Day, and no interest shall accrue on the amount of interest due on that interest payment date for the period from and after such interest payment date to the next Business Day.

(W) Interest Period

The term “Interest Period” shall mean for each series of Floating Rate Notes the period commencing on the applicable Interest Payment Date (or, in the case of the initial Interest Period, commencing on November 17, 2015) and ending on the day preceding the next Interest Payment Date. The initial Interest Period for the 2017 Floating Rate Notes is November 17, 2015 through February 8, 2016 and the initial Interest Period for the 2018 Floating Rate Notes is November 17, 2015 through February 15, 2016.

(X) Interest Reset Date

The term “Interest Reset Date” shall mean for each series of Floating Rate Notes, the first day of each Interest Period other than the initial Interest Period.

(Y) LIBOR

“LIBOR” will be determined by the Calculation Agent in accordance with the following provisions:

(i) With respect to any Interest Determination Date, LIBOR will be the rate for deposits in United States dollars having a maturity of three months commencing on the first day of the applicable Interest Period that appears on Reuters Screen LIBOR01 Page as of 11:00 a.m., London time, on that Interest Determination Date. If no rate appears, then LIBOR, in respect of that Interest Determination Date, will be determined in accordance with the provisions described in (ii) below.

(ii) With respect to an Interest Determination Date on which no rate appears on Reuters Screen LIBOR01 Page, as specified in (i) above, the Calculation Agent will request the principal London offices of each of four major reference banks in the London interbank market, as selected by the Calculation Agent, to provide the Calculation Agent with its offered quotation for deposits in United States dollars for the period of three months, commencing on the first day of the applicable Interest Period, to prime banks in the London interbank market at approximately 11:00 a.m., London time, on that Interest Determination Date and in a principal amount that is representative for a single transaction in United States dollars in that market at that time. If at least two quotations are provided, then LIBOR on that Interest Determination Date will be the arithmetic mean of those quotations. If fewer than two quotations are provided, then LIBOR on the Interest Determination Date will be the arithmetic mean of the rates quoted at approximately 11:00 a.m., in the City of New York, on the Interest Determination Date by three major banks in the City of New York selected by the Calculation Agent for loans in United States dollars to leading European banks, having a three-month maturity and in a principal amount that is representative for a single transaction in United States dollars in that market at that time; provided that if the banks selected by the Calculation Agent are not providing quotations in the manner described by this sentence, LIBOR will be the same as the rate determined for the immediately preceding Interest Reset Date or if there is no immediately preceding Interest Reset Date, LIBOR will be the same as the rate determined for the initial Interest Period. With respect to each Determination Date on which the Calculation Agent calculates LIBOR using quotations from reference banks, upon the receipt of such quotations the Calculation Agent shall notify Chevron of the identity of each such reference bank and the quotation provided by each such reference bank.

(Z) London Business Day

The term “London Business Day” shall mean any day on which dealings in United States dollars are transacted on the London interbank market.

(AA) Notes

The term “Notes” shall mean the 2017 Fixed Rate Notes, the 2017 Floating Rate Notes, the 2018 Fixed Rate Notes, the 2018 Floating Rate Notes, the 2020 Fixed Rate Notes and the 2025 Fixed Rate Notes.

(BB) Original Indenture

The term “Original Indenture” shall mean the Indenture dated as of June 15, 1995, between Chevron and the Trustee, as such Indenture was originally executed.

(CC) Reuters Screen LIBOR01 Page

The term “Reuters Screen LIBOR01 Page” shall mean the display designated on page “LIBOR01” on Reuters (or such other page as may replace the LIBOR01 page on that service or any successor service for the purpose of displaying London interbank offered rates for U.S. dollar deposits of major banks).

(DD) Second Supplemental Indenture

The term “Second Supplemental Indenture” shall mean the Second Supplemental Indenture, dated as of March 3, 2009, between Chevron and the Trustee.

(EE) Seventh Supplemental Indenture

The term “Seventh Supplemental Indenture” shall mean this Seventh Supplemental Indenture, dated as of November 17, 2015, between Chevron and the Trustee, as such is originally executed, or as it may from time to time be supplemented, modified or amended, as provided herein and in the Indenture.

(FF) Sixth Supplemental Indenture

The term “Sixth Supplemental Indenture” shall mean the Sixth Supplemental Indenture, dated as of March 3, 2015, between Chevron and the Trustee.

(GG) Statistical Release

The term “Statistical Release” shall mean the statistical release designation “H.15(519)” or any successor publication which is published weekly by the Federal Reserve System and which establishes yields on actively-traded United States government securities adjusted to constant maturities, or, if such statistical release is not published at the time of any determination under the terms of the Notes, then such other reasonably comparable index as Chevron shall designate.

(HH) Third Supplemental Indenture

The term “Third Supplemental Indenture” shall mean the Third Supplemental Indenture, dated as of December 5, 2012, between Chevron and the Trustee.

(II) Trustee

The term “Trustee” shall mean Wells Fargo Bank, National Association, until a successor replaces it pursuant to the applicable provisions of the Indenture and, thereafter, shall mean such successor.

Section 1.02 Other Definitions. All of the terms appearing herein shall be defined as the same are now defined under the provisions of the Original Indenture, except when expressly herein or otherwise defined.

ARTICLE TWO

TERMS OF THE NOTES

Section 2.01 Each of the 2017 Fixed Rate Notes, the 2017 Floating Rate Notes, the 2018 Fixed Rate Notes, the 2018 Floating Rate Notes, the 2020 Fixed Rate Notes and the 2025 Fixed Rate Notes Constitutes a Series of Securities. Each of the 2017 Fixed Rate Notes, the 2017 Floating Rate Notes, the 2018 Fixed Rate Notes, the 2018 Floating Rate Notes, the 2020 Fixed Rate Notes and the 2025 Fixed Rate Notes are hereby authorized to be issued under the Indenture as a Series of Securities. The 2017 Fixed Rate Notes shall be in the aggregate principal amount of U.S.$1,000,000,000. The 2017 Floating Rate Notes shall be in the aggregate principal amount of U.S.$500,000,000. The 2018 Fixed Rate Notes shall be in the aggregate principal amount of U.S.$1,250,000,000. The 2018 Floating Rate Notes shall be in the aggregate principal amount of U.S.$250,000,000. The 2020 Fixed Rate Notes shall be in the aggregate principal amount of U.S.$1,250,000,000. The 2025 Fixed Rate Notes shall be in the aggregate principal amount of U.S.$750,000,000.

Section 2.02 Terms and Provisions of the Notes. The Notes shall be subject to the terms and provisions hereinafter set forth:

(a)	The 2017 Fixed Rate Notes shall be designated as the 1.344% Notes Due 2017. The 2017 Floating Rate Notes shall be designated as the Floating Rate Notes Due 2017. The 2018 Fixed Rate Notes shall be designated as the 1.790% Notes Due 2018. The 2018 Floating Rate Notes shall be designated as the Floating Rate Notes Due 2018. The 2020 Fixed Rate Notes shall be designated as the 2.419% Notes Due 2020. The 2025 Fixed Rate Notes shall be designated as the 3.326% Notes Due 2025.

(b)	The Notes shall bear interest on the unpaid principal amount thereof from November 17, 2015.

(c)	The 2017 Notes shall mature on November 9, 2017. The 2018 Notes shall mature on November 16, 2018. The 2020 Notes shall mature on November 17, 2020. The 2025 Notes shall mature on November 17, 2025.

(d)	The 2017 Fixed Rate Notes shall bear interest at the rate of 1.344% per annum, payable on May 9, 2016, and on each November 9 and May 9 thereafter. The 2018 Fixed Rate Notes shall bear interest at the rate of 1.790% per annum, payable on May 16, 2016 and on each November 16 and May 16 thereafter. The 2020 Fixed Rate Notes shall bear interest at the rate of 2.419% per annum, payable on May 17, 2016 and on each November 17 and May 17 thereafter. The 2025 Fixed Rate Notes shall bear interest at the rate of 3.326% per annum, payable on May 17, 2016 and on each November 17 and May 17 thereafter.

(e)	The Floating Rate Notes shall bear interest at a variable rate from November 17, 2015. The interest rate for the Floating Rate Notes for a particular Interest Period will be a per annum rate equal to LIBOR as determined on the applicable Interest Determination Date as determined by the Calculation Agent, plus 0.36% with respect to the 2017 Floating Rate Notes and 0.51% with respect to the 2018 Floating Rate Notes. The interest rate on the Floating Rate Notes for each Interest Period shall be reset (or in the case of the initial Interest Period, set) on each Interest Reset Date.

(f)	Each of the 2017 Notes, the 2018 Notes, the 2020 Notes and the 2025 Notes shall be issued initially as one or more Global Securities (the “Global Notes”) in registered form registered in the name of The Depository Trust Company or its nominee in such denominations as are required by the Blanket Issuer Letter of Representations and otherwise as in substantially the form set forth in Exhibit A, Exhibit B, Exhibit C, Exhibit D, Exhibit E and Exhibit F to this Seventh Supplemental Indenture with such minor changes thereto as may be required in the process of printing or otherwise producing the Global Notes but not affecting the substance thereof.

(g)	The Depositary for the Notes shall be The Depository Trust Company.

(h)	The Global Notes shall be exchangeable for definitive Notes in registered form substantially the same as the Global Notes in denominations of $2,000 and integral multiples of $1,000 in excess thereof upon the terms and in accordance with the provisions of the Indenture. Interest on the Floating Rate Notes will be calculated on the basis of the actual number of days in each quarterly interest period and a 360-day year. The Fixed Rate Notes will be computed on the basis of a 360-day year of twelve 30-day months.

(i)	The Notes shall be payable (as to both principal and interest) when and as the same become due at the office of the Trustee; provided that as long as the Notes are in the form of one or more Global Notes, payments of interest may be made by wire transfer in accordance with the provisions of the Indenture and such Global Notes; and provided further that upon any exchange of the Global Notes for Notes in definitive form, Chevron elects to exercise its option to have interest payable by check mailed to the registered owners at such owners’ addresses as they appear on the Register, as kept by the Trustee, on each relevant Record Date.

(j)	The Trustee shall be registrar for the Notes and the Register of the Notes shall be kept at the principal office of the Trustee.

(k)	The Record Date for the Notes shall be the fifteenth day preceding the relevant Interest Payment Date.

(l)	The 2017 Fixed Rate Notes shall be subject to redemption, at the option of Chevron, in whole or in part, at any time at a Redemption Price equal to the greater of (a) 100% of the principal amount of the 2017 Fixed Rate Notes being redeemed and (b) the sum of the present values of the remaining scheduled payments of principal and interest thereon (not including the portion of any such payments of interest accrued as of the Redemption Date), discounted to the Redemption Date on a semiannual basis, calculated assuming a 360-day year consisting of twelve 30-day months, at the Adjusted Treasury Rate, plus interest accrued on the 2017 Fixed Rate Notes being redeemed to the Redemption Date.

(m)	The 2018 Fixed Rate Notes shall be subject to redemption, at the option of Chevron, in whole or in part, at any time at a Redemption Price equal to the greater of (a) 100% of the principal amount of the 2018 Fixed Rate Notes being redeemed and (b) the sum of the present values of the remaining scheduled payments of principal and interest thereon (not including the portion of any such payments of interest accrued as of the Redemption Date), discounted to the Redemption Date on a semiannual basis, calculated assuming a 360-day year consisting of twelve 30-day months, at the Adjusted Treasury Rate, plus interest accrued on the 2018 Fixed Rate Notes being redeemed to the Redemption Date.

(m)

Prior to October 17, 2020, the 2020 Fixed Rate Notes shall be subject to redemption, at the option of Chevron, in whole or in part, at any time at a Redemption Price equal to the greater of (a) 100% of the principal amount of the 2020 Fixed Rate Notes being redeemed and (b) the sum of the present values of the remaining scheduled payments of principal and interest thereon (not including the portion of any such payments of interest accrued as of the Redemption Date), discounted to the Redemption Date on a semiannual basis, calculated assuming a 360-day year consisting of twelve 30-day months, at the Adjusted Treasury Rate, plus interest accrued on the 2020 Fixed Rate Notes being redeemed to the Redemption Date. On or after October 17, 2020, the 2020 Notes shall be subject to redemption, at the option of Chevron, in whole or in part, at any time at a Redemption Price equal to 100% of the principal amount of the 2020 Fixed Rate Notes being redeemed plus interest accrued on the 2020 Fixed Rate Notes being redeemed to the Redemption Date.

(n)	Prior to August 17, 2025, the 2025 Fixed Rate Notes shall be subject to redemption, at the option of Chevron, in whole or in part, at any time at a Redemption Price equal to the greater of (a) 100% of the principal amount of the 2025 Fixed Rate Notes being redeemed and (b) the sum of the present values of the remaining scheduled payments of principal and interest thereon (not including the portion of any such payments of interest accrued as of the Redemption Date), discounted to the Redemption Date on a semiannual basis, calculated assuming a 360-day year consisting of twelve 30-day months, at the Adjusted Treasury Rate, plus interest accrued on the 2025 Fixed Rate Notes being redeemed to the Redemption Date. On or after August 17, 2025, the 2025 Fixed Rate Notes shall be subject to redemption, at the option of Chevron, in whole or in part, at any time at a Redemption Price equal to 100% of the principal amount of the 2025 Fixed Rate Notes being redeemed plus interest accrued on the 2025 Fixed Rate Notes being redeemed to the Redemption Date.

(o)	The Floating Rate Notes shall not be redeemable prior to maturity.

ARTICLE THREE

MISCELLANEOUS PROVISIONS

Section 3.01 Provisions of the Original Indenture. Except insofar as herein otherwise expressly provided, all of the definitions, provisions, terms and conditions of the Original Indenture, the First Supplemental Indenture, the Second Supplemental Indenture, the Third Supplemental Indenture, the Fourth Supplemental Indenture, the Fifth Supplemental Indenture and the Sixth Supplemental Indenture shall be deemed to be incorporated in and made a part of this Seventh Supplemental Indenture; and the Original Indenture, as amended and supplemented by the First Supplemental Indenture, the Second Supplemental Indenture, the Third Supplemental Indenture, the Fourth Supplemental Indenture, the Fifth Supplemental Indenture, the Sixth Supplemental Indenture and this Seventh Supplemental Indenture, is in all respects ratified and confirmed, and the Original Indenture, the First Supplemental Indenture, the Second Supplemental Indenture, the Third Supplemental Indenture, the Fourth Supplemental Indenture, the Fifth Supplemental Indenture, the Sixth Supplemental Indenture and this Seventh Supplemental Indenture shall be read, taken and considered as one and the same instrument.

Section 3.02 Separability of Invalid Provisions. In case any one or more of the provisions contained in this Seventh Supplemental Indenture shall be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions contained in this Seventh Supplemental Indenture, and to the extent and only to the extent that any such provision is invalid, illegal or unenforceable, this Seventh Supplemental Indenture shall be construed as if such provision had never been contained herein.

Section 3.03 Execution in Counterparts. This Seventh Supplemental Indenture may be simultaneously executed and delivered in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original. The exchange of copies of this Seventh Supplemental Indenture and of signature pages by facsimile or PDF transmission shall constitute effective execution and delivery of this Seventh Supplemental Indenture as to the parties hereto and may be used in lieu of the original Seventh Supplemental Indenture and signature pages for all purposes.

Section 3.04 Trustee’s Disclaimer. The Trustee accepts the amendments of the Indenture effected by this Seventh Supplemental Indenture, but on the terms and conditions set forth in the Indenture, including the terms and provisions defining and limiting the liabilities and responsibilities of the Trustee. Without limiting the generality of the foregoing, the Trustee shall not be responsible in any manner whatsoever for or with respect to any of the recitals or statements contained herein, all of which recitals or statements are made solely by Chevron, or for or with respect to (i) the validity or sufficiency of this Seventh Supplemental Indenture or any of the terms or provisions hereof, (ii) the proper authorization hereof by Chevron by action or otherwise, (iii) the due execution hereof by Chevron or (iv) the consequences of any amendment herein provided for, and the Trustee makes no representation with respect to any such matters.

Section 3.05 Effectiveness. The obligations of the parties hereto shall become effective as of the date of this Seventh Supplemental Indenture.

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IN WITNESS WHEREOF, CHEVRON CORPORATION and WELLS FARGO BANK, NATIONAL ASSOCIATION have each caused this Seventh Supplemental Indenture to be duly executed, all as of the day and year first written above.

CHEVRON CORPORATION

By:	/s/ James E. Lawrence
Name:	James E. Lawrence
Title:	Assistant Treasurer

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Trustee

By:	/s/ Maddy Hughes
Name:	Maddy Hughes
Title:	Vice President

[Signature Page to Seventh Supplemental Indenture]

Exhibit A

$[ ]	CUSIP: 166764BC3
N-1	ISIN: US166764BC34

CHEVRON CORPORATION

1.344% NOTE DUE 2017

Unless this Note is presented by an authorized representative of The Depository Trust Company, a New York Corporation (“DTC”), to Chevron Corporation or its agent for registration of transfer, exchange or payment and any Note issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co., or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL, inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

CHEVRON CORPORATION (herein referred to as “Chevron”), a corporation duly organized and existing under the laws of the State of Delaware, for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of [         ] Dollars ($[         ]) on November 9, 2017 in lawful money of the United States of America and to pay interest (computed on the basis of a 360-day year of twelve 30-day months) thereon in like money from November 17, 2015 or from the most recent Interest Payment Date (hereinafter defined) to which interest has been paid or duly provided for until payment of such principal sum, at the rate of 1.344% per annum, payable on each May 9 and November 9, commencing May 9, 2016 (the “Interest Payment Dates”).

The principal hereof is payable upon presentation and surrender of this Note at the principal office of Wells Fargo Bank, National Association, as Trustee (herein called the “Trustee”). Interest on this Note may be payable by check or draft mailed to the person in whose name this Note is registered at the close of business on the Record Date for such interest payment at such person’s address as it appears on the registration books of the Trustee. The Record Date for the Notes is the date which is 15 days prior to the relevant Interest Payment Date.

REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS NOTE SET FORTH ON THE REVERSE HEREOF, WHICH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF FULLY SET FORTH AT THIS PLACE.

This Note shall not be entitled to any benefit under the Indenture (hereinafter defined), or become valid or obligatory for any purpose, until the Certificate of Authentication hereon endorsed shall have been executed by manual signature by the Trustee.

IN WITNESS WHEREOF, CHEVRON CORPORATION has caused this Note to be signed by its Assistant Treasurer manually or in facsimile and its corporate seal to be imprinted hereon and attested by the manual or facsimile signature of its Secretary or an Assistant Secretary.

Dated: November 17, 2015

CHEVRON CORPORATION

By:
Name:	James E. Lawrence
Title:	Assistant Treasurer

Attest:
Assistant Secretary

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities, of the Series designated

herein, described in the within-mentioned Indenture.

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Trustee

By:
Authorized Signatory

A-1

CHEVRON CORPORATION

1.344% NOTE DUE 2017

This Note is one of a duly authorized issue of securities of Chevron, not limited in aggregate principal amount, all issued or to be issued in one or more series of varying dates, numbers, interest rates and other provisions, under an Indenture dated as of June 15, 1995, as amended by the Seventh Supplemental Indenture dated as of November 17, 2015 (such indenture as so amended being herein referred to as the “Indenture”) each being between Chevron and the Trustee. This Note is one of a series of Notes designated as its “1.344% Notes Due 2017” aggregating $1,000,000,000 in principal amount (herein called the “Notes”).

Reference is hereby made to the Indenture and all indentures supplemental thereto for a description of the rights, obligations, duties and immunities thereunder of Chevron, the Trustee and the holders of the Notes, to all of the provisions of which Indenture the registered owner of this Note, by acceptance hereof, assents and agrees. The Indenture contains provisions permitting Chevron and the Trustee, with the consent of the holders of not less than a majority in aggregate principal amount of the Securities (which term is defined in the Indenture as any security or securities of Chevron, authenticated and delivered under the Indenture) at the time Outstanding (as defined in the Indenture) and affected by such supplemental indenture, to execute one or more supplemental indentures for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture or of modifying in any manner the rights of the holders of such Securities; provided, however, that no such supplemental indenture shall, without the consent of the holder of each Outstanding Security (including the Notes) affected thereby: (1) change the fixed maturity or redemption date of any Note, or reduce the rate of interest on any Note or the method of determining such rate of interest or extend the time of payment of interest, or reduce the principal amount thereof, or reduce any premium payable on the redemption thereof, or change the coin or currency in which the Notes or the interest thereon is payable or impair the right to institute suit for the enforcement of any such payment on or after the maturity thereof, (2) reduce the aforesaid percentage of holders of the Outstanding Securities whose consent is required for the execution of such supplemental indenture, or the consent of the holders of which is required for any waiver provided for in the Indenture or (3) change the time of payment. It is also provided in the Indenture that the holders of a majority in principal amount of the Notes may waive (a) compliance by Chevron with the covenants contained in Article Four of the Indenture with respect to the Notes and (b) any past or existing Event of Default with respect to the Notes and its consequences except a continuing default in the payment of the principal of or interest on the Notes or in respect of a covenant or provision of the Indenture which cannot be modified or amended without the consent of the registered owner of the Note so affected.

The Notes shall be subject to redemption, at the option of Chevron, in whole or in part, at any time at a redemption price equal to the greater of (a) 100% of the principal amount of the Notes being redeemed and (b) the sum of the present values of the remaining scheduled payments of principal and interest thereon (not including the portion of any such payments of interest accrued as of the redemption date), discounted to the redemption date on a semiannual basis, calculated assuming a 360-day year consisting of twelve 30-day months, at the Adjusted Treasury Rate, plus interest accrued on the Notes being redeemed to the redemption date. The “Adjusted Treasury Rate” is to be determined on the third Business Day preceding the redemption date and means (1) the arithmetic mean of the yields under the heading “Week Ending” published in the Statistical Release (hereinafter defined) most recently published prior to the date of determination under the caption “Treasury Constant Maturities” for the maturity (rounded to the nearest month) corresponding to the remaining term, as of the applicable redemption date, of the Notes being redeemed plus (2) 0.07%. If no maturity set forth under such heading exactly corresponds to the remaining term of the Notes being redeemed, yields for the two published maturities most closely corresponding to the remaining term of the Notes being redeemed will be calculated as described in the preceding sentence, and the Adjusted Treasury Rate will be interpolated or extrapolated from such yields on a straight-line basis, rounding each of the relevant period to the nearest month. The term “Statistical Release” means the statistical release designation “H.15(519)” or any successor publication which is published weekly by the Federal Reserve System and which establishes yields on actively-traded United States government securities adjusted to constant maturities, or, if such statistical release is not published at the time of any determination under the terms of the Notes, then such other reasonably comparable index as Chevron shall designate. As provided in the Indenture, notice of redemption shall be given to the registered owners of Notes to be redeemed by mailing a notice of such redemption not less than 30 nor more than 60 days prior to the date fixed for redemption, to their addresses as they appear on the register books.

If an Event of Default (as that term is defined in the Indenture) shall occur, the principal of all Notes and the interest accrued thereon may be declared due and payable upon the conditions, in the manner and with the effect provided in the Indenture. The Indenture provides that in certain events such declaration and its consequences may be waived by the holders of a majority in aggregate principal amount of the Notes then Outstanding.

The Notes are issuable in registered form in denominations of $2,000 and integral multiples of $1,000 in excess thereof. Notes may be exchanged for a like aggregate amount of Notes of other authorized denominations as provided in the Indenture. This Note is transferable at the office of the Trustee by the registered owner hereof in person, or by such registered owner’s attorney duly authorized in writing, on the books of Chevron at said office, but only in the manner, subject to the limitations and upon payment of the charges provided in the Indenture, and upon surrender and cancellation of this Note. Upon such transfer a new fully registered Note or Notes of authorized denomination or denominations, for the same aggregate principal amount will be issued to the transferee in exchange herefor.

Chevron, the Trustee and any agent of Chevron or the Trustee and any paying agent may treat the registered owner hereof as the absolute owner of this Note (whether or not this Note shall be overdue and notwithstanding any notation of ownership or other writing hereon made by anyone other than Chevron or the Trustee) for the purpose of receiving payment hereof or on account hereof and for all other purposes, and none of Chevron, the Trustee or any such agent shall be affected by notice to the contrary.

THIS NOTE AND THE OBLIGATIONS OF CHEVRON IN RESPECT HEREOF ARE GOVERNED BY AND SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

No recourse shall be had for the payment of the principal of or the interest on this Note or for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Indenture or any indenture supplemental thereto, against any incorporator, stockholder, officer or director, as such, past, present or future, of Chevron or of any successor of Chevron, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

A-2

Exhibit B

$[ ]	CUSIP: 166764AX8
N-1	ISIN: US166764AX89

CHEVRON CORPORATION

FLOATING RATE NOTE DUE 2017

Unless this Note is presented by an authorized representative of The Depository Trust Company, a New York Corporation (“DTC”), to Chevron Corporation or its agent for registration of transfer, exchange or payment and any Note issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co., or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL, inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

CHEVRON CORPORATION (herein referred to as “Chevron”), a corporation duly organized and existing under the laws of the State of Delaware, for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of [         ] Dollars [$[         ]) on November 9, 2017 in lawful money of the United States of America.

The 2017 Floating Rate Notes shall bear interest at a variable rate from November 17, 2015, payable on each February 9, May 9, August 9 and November 9, commencing February 9, 2016 (each an “Interest Payment Date”). If any Interest Payment Date for the 2017 Floating Rate Notes falls on a date that is not a Business Day, the applicable interest payment will be made on the next Business Day, except that if that Business Day is in the immediately succeeding calendar month, the interest payment will be made on the next preceding Business Day, in each case with interest accruing to the applicable Interest Payment Date as so adjusted. The interest rate for the 2017 Floating Rate Notes for a particular Interest Period (as defined below) will be a per annum rate equal to LIBOR (as defined below) as determined on the applicable Interest Determination Date (as defined below) by the calculation agent appointed by the Company, which initially will be the Trustee (the “Calculation Agent”), plus 0.36%. The interest rate on the 2017 Floating Rate Notes shall be reset on the first day of each Interest Period other than the initial Interest Period (each an “Interest Reset Date”). An interest period is the period commencing on an Interest Payment Date (or, in the case of the initial Interest Period, commencing on November 17, 2015) and ending on the day preceding the next Interest Payment Date (each an “Interest Period”). The initial Interest Period is November 17, 2015 through February 8, 2016. The interest determination date for an Interest Period will be the second London Business Day preceding the first day of such Interest Period (the “Interest Determination Date”). The Interest Determination Date for the initial interest period will be November 13, 2015. Interest on the 2017 Floating Rate Notes will be calculated on the basis of the actual number of days in each quarterly interest period and a 360-day year.

“LIBOR” will be determined by the Calculation Agent in accordance with the following provisions:

(i) with respect to any Interest Determination Date, LIBOR will be the rate for deposits in United States dollars having a maturity of three months commencing on the first day of the applicable Interest Period that appears on Reuters Screen LIBOR01 Page as of 11:00 a.m., London time, on that Interest Determination Date. If no rate appears, then LIBOR, in respect of that Interest Determination Date, will be determined in accordance with the provisions described in (ii) below.

(ii) with respect to an Interest Determination Date on which no rate appears on Reuters Screen LIBOR01 Page, as specified in (i) above, the Calculation Agent will request the principal London offices of each of four major reference banks in the London interbank market, as selected by the Calculation Agent, to provide the Calculation Agent with its offered quotation for deposits in United States dollars for the period of three months, commencing on the first day of the applicable Interest Period, to prime banks in the London interbank market at approximately 11:00 a.m., London time, on that Interest Determination Date and in a principal amount that is representative for a single transaction in United States dollars in that market at that time. If at least two quotations are provided, then LIBOR on that Interest Determination Date will be the arithmetic mean of those quotations. If fewer than two quotations are provided, then LIBOR on the Interest Determination Date will be the arithmetic mean of the rates quoted at approximately 11:00 a.m., in the City of New York, on the Interest Determination Date by three major banks in the City of New York selected by the Calculation Agent for loans in United States dollars to leading European banks, having a three-month maturity and in a principal amount that is representative for a single transaction in United States dollars in that market at that time; provided that if the banks selected by the Calculation Agent are not providing quotations in the manner described by this sentence, LIBOR will be the same as the rate determined for the immediately preceding interest reset date or if there is no immediately preceding interest reset date, LIBOR will be the same as the rate determined for the initial Interest Period.

“London Business Day” means any day on which dealings in United States dollars are transacted on the London interbank market.

“Reuters Screen LIBOR01 Page” means the display designated on page “LIBOR01” on Reuters (or such other page as may replace the LIBOR01 page on that service or any successor service for the purpose of displaying London interbank offered rates for U.S. dollar deposits of major banks).

All percentages resulting from any of the above calculations will be rounded, if necessary, to the nearest one hundred thousandth of a percentage point, with five one-millionths of a percentage point being rounded upwards (e.g., 8.986865% (or 0.08986865) being rounded to 8.98687% (or 0.0898687)) and all dollar amounts used in or resulting from such calculations will be rounded to the nearest cent (with one-half cent being rounded upwards).

The interest rate on the 2017 Floating Rate Notes will in no event be higher than the maximum rate permitted by New York law as the same may be modified by United States laws of general application.

The Calculation Agent will, upon the request of any holder of the 2017 Floating Rate Notes, provide the interest rate then in effect with respect to the 2017 Floating Rate Notes and, if it has been determined, the interest rate to be in effect for the next Interest Period. The Calculation Agent shall calculate the interest rate in accordance with the foregoing and shall notify the Trustee or paying agent of such interest rate. All calculations of the Calculation Agent, in the absence of manifest error, shall be conclusive for all purposes and binding on Chevron and holders of the 2017 Floating Rate Notes and neither the Trustee nor any paying agent shall have the duty to verify determinations of interest rates made by the Calculation Agent.

The principal hereof is payable upon presentation and surrender of this Note at the principal office of Wells Fargo Bank, National Association, as Trustee (herein called the “Trustee”). Interest on this Note may be payable by check or draft mailed to the person in whose name this Note is registered at the close of business on the Record Date for such interest payment at such person’s address as it appears on the registration books of the Trustee. The Record Date for the Notes is the date which is 15 days prior to the relevant Interest Payment Date.

REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS NOTE SET FORTH ON THE REVERSE HEREOF, WHICH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF FULLY SET FORTH AT THIS PLACE.

This Note shall not be entitled to any benefit under the Indenture (hereinafter defined), or become valid or obligatory for any purpose, until the Certificate of Authentication hereon endorsed shall have been executed by manual signature by the Trustee.

IN WITNESS WHEREOF, CHEVRON CORPORATION has caused this Note to be signed by its Assistant Treasurer manually or in facsimile and its corporate seal to be imprinted hereon and attested by the manual or facsimile signature of its Secretary or an Assistant Secretary.

Dated: November 17, 2015

CHEVRON CORPORATION

By:
Name:	James E. Lawrence
Title:	Assistant Treasurer

Attest:
Assistant Secretary

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities, of the Series designated

herein, described in the within-mentioned Indenture.

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Trustee

By:
Authorized Signatory

CHEVRON CORPORATION

FLOATING RATE NOTE DUE 2017

This Note is one of a duly authorized issue of securities of Chevron, not limited in aggregate principal amount, all issued or to be issued in one or more series of varying dates, numbers, interest rates and other provisions, under an Indenture dated as of June 15, 1995, as amended by the Seventh Supplemental Indenture dated as of November 17, 2015 (such indenture as so amended being herein referred to as the “Indenture”) each being between Chevron and the Trustee. This Note is one of a series of Notes designated as its “Floating Rate Notes Due 2017” aggregating $500,000,000 in principal amount (herein called the “Notes”).

Reference is hereby made to the Indenture and all indentures supplemental thereto for a description of the rights, obligations, duties and immunities thereunder of Chevron, the Trustee and the holders of the Notes, to all of the provisions of which Indenture the registered owner of this Note, by acceptance hereof, assents and agrees. The Indenture contains provisions permitting Chevron and the Trustee, with the consent of the holders of not less than a majority in aggregate principal amount of the Securities (which term is defined in the Indenture as any security or securities of Chevron, authenticated and delivered under the Indenture) at the time Outstanding (as defined in the Indenture) and affected by such supplemental indenture, to execute one or more supplemental indentures for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture or of modifying in any manner the rights of the holders of such Securities; provided, however, that no such supplemental indenture shall, without the consent of the holder of each Outstanding Security (including the Notes) affected thereby: (1) change the fixed maturity date of any Note, or reduce the rate of interest on any Note or the method of determining such rate of interest or extend the time of payment of interest, or reduce the principal amount thereof, or change the coin or currency in which the Notes or the interest thereon is payable or impair the right to institute suit for the enforcement of any such payment on or after the maturity thereof, (2) reduce the aforesaid percentage of holders of the Outstanding Securities whose consent is required for the execution of such supplemental indenture, or the consent of the holders of which is required for any waiver provided for in the Indenture or (3) change the time of payment. It is also provided in the Indenture that the holders of a majority in principal amount of the Notes may waive (a) compliance by Chevron with the covenants contained in Article Four of the Indenture with respect to the Notes and (b) any past or existing Event of Default with respect to the Notes and its consequences except a continuing default in the payment of the principal of or interest on the Notes or in respect of a covenant or provision of the Indenture which cannot be modified or amended without the consent of the registered owner of the Note so affected.

The 2017 Floating Rate Notes will not be redeemable prior to maturity.

If an Event of Default (as that term is defined in the Indenture) shall occur, the principal of all Notes and the interest accrued thereon may be declared due and payable upon the conditions, in the manner and with the effect provided in the Indenture. The Indenture provides that in certain events such declaration and its consequences may be waived by the holders of a majority in aggregate principal amount of the Notes then Outstanding.

The Notes are issuable in registered form in denominations of $2,000 and integral multiples of $1,000 in excess thereof. Notes may be exchanged for a like aggregate amount of Notes of other authorized denominations as provided in the Indenture. This Note is transferable at the office of the Trustee by the registered owner hereof in person, or by such registered owner’s attorney duly authorized in writing, on the books of Chevron at said office, but only in the manner, subject to the limitations and upon payment of the charges provided in the Indenture, and upon surrender and cancellation of this Note. Upon such transfer a new fully registered Note or Notes of authorized denomination or denominations, for the same aggregate principal amount will be issued to the transferee in exchange herefor.

Chevron, the Trustee and any agent of Chevron or the Trustee and any paying agent may treat the registered owner hereof as the absolute owner of this Note (whether or not this Note shall be overdue and notwithstanding any notation of ownership or other writing hereon made by anyone other than Chevron or the Trustee) for the purpose of receiving payment hereof or on account hereof and for all other purposes, and none of Chevron, the Trustee or any such agent shall be affected by notice to the contrary.

THIS NOTE AND THE OBLIGATIONS OF CHEVRON IN RESPECT HEREOF ARE GOVERNED BY AND SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

No recourse shall be had for the payment of the principal of or the interest on this Note or for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Indenture or any indenture supplemental thereto, against any incorporator, stockholder, officer or director, as such, past, present or future, of Chevron or of any successor of Chevron, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

Exhibit C

$[ ]	CUSIP: 166764BA7
N-1	ISIN: US166764BA77

CHEVRON CORPORATION

1.790% NOTE DUE 2018

Unless this Note is presented by an authorized representative of The Depository Trust Company, a New York Corporation (“DTC”), to Chevron Corporation or its agent for registration of transfer, exchange or payment and any Note issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co., or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL, inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

CHEVRON CORPORATION (herein referred to as “Chevron”), a corporation duly organized and existing under the laws of the State of Delaware, for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of [         ] Dollars ($[         ]) on November 16, 2018 in lawful money of the United States of America and to pay interest (computed on the basis of a 360-day year of twelve 30-day months) thereon in like money from November 17, 2015 or from the most recent Interest Payment Date (hereinafter defined) to which interest has been paid or duly provided for until payment of such principal sum, at the rate of 1.790% per annum, payable on each May 16 and November 16, commencing May 16, 2016 (the “Interest Payment Dates”).

The principal hereof is payable upon presentation and surrender of this Note at the principal office of Wells Fargo Bank, National Association, as Trustee (herein called the “Trustee”). Interest on this Note may be payable by check or draft mailed to the person in whose name this Note is registered at the close of business on the Record Date for such interest payment at such person’s address as it appears on the registration books of the Trustee. The Record Date for the Notes is the date which is 15 days prior to the relevant Interest Payment Date.

REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS NOTE SET FORTH ON THE REVERSE HEREOF, WHICH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF FULLY SET FORTH AT THIS PLACE.

This Note shall not be entitled to any benefit under the Indenture (hereinafter defined), or become valid or obligatory for any purpose, until the Certificate of Authentication hereon endorsed shall have been executed by manual signature by the Trustee.

IN WITNESS WHEREOF, CHEVRON CORPORATION has caused this Note to be signed by its Assistant Treasurer manually or in facsimile and its corporate seal to be imprinted hereon and attested by the manual or facsimile signature of its Secretary or an Assistant Secretary.

Dated: November 17, 2015

CHEVRON CORPORATION

By:
Name:	James E. Lawrence
Title:	Assistant Treasurer

Attest:
Assistant Secretary

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities, of the Series designated

herein, described in the within-mentioned Indenture.

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Trustee

By:
Authorized Signatory

C-1

CHEVRON CORPORATION

1.790% NOTE DUE 2018

This Note is one of a duly authorized issue of securities of Chevron, not limited in aggregate principal amount, all issued or to be issued in one or more series of varying dates, numbers, interest rates and other provisions, under an Indenture dated as of June 15, 1995, as amended by the Seventh Supplemental Indenture dated as of November 17, 2015 (such indenture as so amended being herein referred to as the “Indenture”) each being between Chevron and the Trustee. This Note is one of a series of Notes designated as its “1.790% Notes Due 2018” aggregating $1,250,000,000 in principal amount (herein called the “Notes”).

Reference is hereby made to the Indenture and all indentures supplemental thereto for a description of the rights, obligations, duties and immunities thereunder of Chevron, the Trustee and the holders of the Notes, to all of the provisions of which Indenture the registered owner of this Note, by acceptance hereof, assents and agrees. The Indenture contains provisions permitting Chevron and the Trustee, with the consent of the holders of not less than a majority in aggregate principal amount of the Securities (which term is defined in the Indenture as any security or securities of Chevron, authenticated and delivered under the Indenture) at the time Outstanding (as defined in the Indenture) and affected by such supplemental indenture, to execute one or more supplemental indentures for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture or of modifying in any manner the rights of the holders of such Securities; provided, however, that no such supplemental indenture shall, without the consent of the holder of each Outstanding Security (including the Notes) affected thereby: (1) change the fixed maturity or redemption date of any Note, or reduce the rate of interest on any Note or the method of determining such rate of interest or extend the time of payment of interest, or reduce the principal amount thereof, or reduce any premium payable on the redemption thereof, or change the coin or currency in which the Notes or the interest thereon is payable or impair the right to institute suit for the enforcement of any such payment on or after the maturity thereof, (2) reduce the aforesaid percentage of holders of the Outstanding Securities whose consent is required for the execution of such supplemental indenture, or the consent of the holders of which is required for any waiver provided for in the Indenture or (3) change the time of payment. It is also provided in the Indenture that the holders of a majority in principal amount of the Notes may waive (a) compliance by Chevron with the covenants contained in Article Four of the Indenture with respect to the Notes and (b) any past or existing Event of Default with respect to the Notes and its consequences except a continuing default in the payment of the principal of or interest on the Notes or in respect of a covenant or provision of the Indenture which cannot be modified or amended without the consent of the registered owner of the Note so affected.

The Notes shall be subject to redemption, at the option of Chevron, in whole or in part, at any time at a redemption price equal to the greater of (a) 100% of the principal amount of the Notes being redeemed and (b) the sum of the present values of the remaining scheduled payments of principal and interest thereon (not including the portion of any such payments of interest accrued as of the redemption date), discounted to the redemption date on a semiannual basis, calculated assuming a 360-day year consisting of twelve 30-day months, at the Adjusted Treasury Rate, plus interest accrued on the Notes being redeemed to the redemption date. The “Adjusted Treasury Rate” is to be determined on the third Business Day preceding the redemption date and means (1) the arithmetic mean of the yields under the heading “Week Ending” published in the Statistical Release (hereinafter defined) most recently published prior to the date of determination under the caption “Treasury Constant Maturities” for the maturity (rounded to the nearest month) corresponding to the remaining term, as of the applicable redemption date, of the Notes being redeemed plus (2) 0.10%. If no maturity set forth under such heading exactly corresponds to the remaining term of the Notes being redeemed, yields for the two published maturities most closely corresponding to the remaining term of the Notes being redeemed will be calculated as described in the preceding sentence, and the Adjusted Treasury Rate will be interpolated or extrapolated from such yields on a straight-line basis, rounding each of the relevant period to the nearest month. The term “Statistical Release” means the statistical release designation “H.15(519)” or any successor publication which is published weekly by the Federal Reserve System and which establishes yields on actively-traded United States government securities adjusted to constant maturities, or, if such statistical release is not published at the time of any determination under the terms of the Notes, then such other reasonably comparable index as Chevron shall designate. As provided in the Indenture, notice of redemption shall be given to the registered owners of Notes to be redeemed by mailing a notice of such redemption not less than 30 nor more than 60 days prior to the date fixed for redemption, to their addresses as they appear on the register books.

If an Event of Default (as that term is defined in the Indenture) shall occur, the principal of all Notes and the interest accrued thereon may be declared due and payable upon the conditions, in the manner and with the effect provided in the Indenture. The Indenture provides that in certain events such declaration and its consequences may be waived by the holders of a majority in aggregate principal amount of the Notes then Outstanding.

The Notes are issuable in registered form in denominations of $2,000 and integral multiples of $1,000 in excess thereof. Notes may be exchanged for a like aggregate amount of Notes of other authorized denominations as provided in the Indenture. This Note is transferable at the office of the Trustee by the registered owner hereof in person, or by such registered owner’s attorney duly authorized in writing, on the books of Chevron at said office, but only in the manner, subject to the limitations and upon payment of the charges provided in the Indenture, and upon surrender and cancellation of this Note. Upon such transfer a new fully registered Note or Notes of authorized denomination or denominations, for the same aggregate principal amount will be issued to the transferee in exchange herefor.

Chevron, the Trustee and any agent of Chevron or the Trustee and any paying agent may treat the registered owner hereof as the absolute owner of this Note (whether or not this Note shall be overdue and notwithstanding any notation of ownership or other writing hereon made by anyone other than Chevron or the Trustee) for the purpose of receiving payment hereof or on account hereof and for all other purposes, and none of Chevron, the Trustee or any such agent shall be affected by notice to the contrary.

THIS NOTE AND THE OBLIGATIONS OF CHEVRON IN RESPECT HEREOF ARE GOVERNED BY AND SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

No recourse shall be had for the payment of the principal of or the interest on this Note or for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Indenture or any indenture supplemental thereto, against any incorporator, stockholder, officer or director, as such, past, present or future, of Chevron or of any successor of Chevron, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

C-2

Exhibit D

$[ ]	CUSIP: 166764BB5
N-1	ISIN: US166764BB50

CHEVRON CORPORATION

FLOATING RATE NOTE DUE 2018

Unless this Note is presented by an authorized representative of The Depository Trust Company, a New York Corporation (“DTC”), to Chevron Corporation or its agent for registration of transfer, exchange or payment and any Note issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co., or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL, inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

CHEVRON CORPORATION (herein referred to as “Chevron”), a corporation duly organized and existing under the laws of the State of Delaware, for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of [         ] Dollars ($[         ]) on November 16, 2018 in lawful money of the United States of America.

The 2018 Floating Rate Notes shall bear interest at a variable rate from November 17, 2015, payable on each February 16, May 16, August 16 and November 16, commencing February 16, 2016 (each an “Interest Payment Date”). If any Interest Payment Date for the 2018 Floating Rate Notes falls on a date that is not a Business Day, the applicable interest payment will be made on the next Business Day, except that if that Business Day is in the immediately succeeding calendar month, the interest payment will be made on the next preceding Business Day, in each case with interest accruing to the applicable Interest Payment Date as so adjusted. The interest rate for the 2018 Floating Rate Notes for a particular Interest Period (as defined below) will be a per annum rate equal to LIBOR (as defined below) as determined on the applicable Interest Determination Date (as defined below) by the calculation agent appointed by the Company, which initially will be the Trustee (the “Calculation Agent”), plus 0.51%. The interest rate on the 2018 Floating Rate Notes shall be reset on the first day of each Interest Period other than the initial Interest Period (each an “Interest Reset Date”). An interest period is the period commencing on an Interest Payment Date (or, in the case of the initial Interest Period, commencing on November 17, 2015) and ending on the day preceding the next Interest Payment Date (each an “Interest Period”). The initial Interest Period is November 17, 2015 through February 15, 2016. The interest determination date for an Interest Period will be the second London Business Day preceding the first day of such Interest Period (the “Interest Determination Date”). The Interest Determination Date for the initial interest period will be November 13, 2015. Interest on the 2018 Floating Rate Notes will be calculated on the basis of the actual number of days in each quarterly interest period and a 360-day year.

“LIBOR” will be determined by the Calculation Agent in accordance with the following provisions:

(i) with respect to any Interest Determination Date, LIBOR will be the rate for deposits in United States dollars having a maturity of three months commencing on the first day of the applicable Interest Period that appears on Reuters Screen LIBOR01 Page as of 11:00 a.m., London time, on that Interest Determination Date. If no rate appears, then LIBOR, in respect of that Interest Determination Date, will be determined in accordance with the provisions described in (ii) below.

(ii) with respect to an Interest Determination Date on which no rate appears on Reuters Screen LIBOR01 Page, as specified in (i) above, the Calculation Agent will request the principal London offices of each of four major reference banks in the London interbank market, as selected by the Calculation Agent, to provide the Calculation Agent with its offered quotation for deposits in United States dollars for the period of three months, commencing on the first day of the applicable Interest Period, to prime banks in the London interbank market at approximately 11:00 a.m., London time, on that Interest Determination Date and in a principal amount that is representative for a single transaction in United States dollars in that market at that time. If at least two quotations are provided, then LIBOR on that Interest Determination Date will be the arithmetic mean of those quotations. If fewer than two quotations are provided, then LIBOR on the Interest Determination Date will be the arithmetic mean of the rates quoted at approximately 11:00 a.m., in the City of New York, on the Interest Determination Date by three major banks in the City of New York selected by the Calculation Agent for loans in United States dollars to leading European banks, having a three-month maturity and in a principal amount that is representative for a single transaction in United States dollars in that market at that time; provided that if the banks selected by the Calculation Agent are not providing quotations in the manner described by this sentence, LIBOR will be the same as the rate determined for the immediately preceding interest reset date or if there is no immediately preceding interest reset date, LIBOR will be the same as the rate determined for the initial Interest Period.

“London Business Day” means any day on which dealings in United States dollars are transacted on the London interbank market.

“Reuters Screen LIBOR01 Page” means the display designated on page “LIBOR01” on Reuters (or such other page as may replace the LIBOR01 page on that service or any successor service for the purpose of displaying London interbank offered rates for U.S. dollar deposits of major banks).

All percentages resulting from any of the above calculations will be rounded, if necessary, to the nearest one hundred thousandth of a percentage point, with five one-millionths of a percentage point being rounded upwards (e.g., 8.986865% (or 0.08986865) being rounded to 8.98687% (or 0.0898687)) and all dollar amounts used in or resulting from such calculations will be rounded to the nearest cent (with one-half cent being rounded upwards).

The interest rate on the 2018 Floating Rate Notes will in no event be higher than the maximum rate permitted by New York law as the same may be modified by United States laws of general application.

The Calculation Agent will, upon the request of any holder of the 2018 Floating Rate Notes, provide the interest rate then in effect with respect to the 2018 Floating Rate Notes and, if it has been determined, the interest rate to be in effect for the next Interest Period. The Calculation Agent shall calculate the interest rate in accordance with the foregoing and shall notify the Trustee or paying agent of such interest rate. All calculations of the Calculation Agent, in the absence of manifest error, shall be conclusive for all purposes and binding on Chevron and holders of the 2018 Floating Rate Notes and neither the Trustee nor any paying agent shall have the duty to verify determinations of interest rates made by the Calculation Agent.

The principal hereof is payable upon presentation and surrender of this Note at the principal office of Wells Fargo Bank, National Association, as Trustee (herein called the “Trustee”). Interest on this Note may be payable by check or draft mailed to the person in whose name this Note is registered at the close of business on the Record Date for such interest payment at such person’s address as it appears on the registration books of the Trustee. The Record Date for the Notes is the date which is 15 days prior to the relevant Interest Payment Date.

REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS NOTE SET FORTH ON THE REVERSE HEREOF, WHICH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF FULLY SET FORTH AT THIS PLACE.

This Note shall not be entitled to any benefit under the Indenture (hereinafter defined), or become valid or obligatory for any purpose, until the Certificate of Authentication hereon endorsed shall have been executed by manual signature by the Trustee.

IN WITNESS WHEREOF, CHEVRON CORPORATION has caused this Note to be signed by its Assistant Treasurer manually or in facsimile and its corporate seal to be imprinted hereon and attested by the manual or facsimile signature of its Secretary or an Assistant Secretary.

Dated: November 17, 2015

CHEVRON CORPORATION

By:
Name:	James E. Lawrence
Title:	Assistant Treasurer

Attest:
Assistant Secretary

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities, of the Series designated

herein, described in the within-mentioned Indenture.

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Trustee

By:
Authorized Signatory

CHEVRON CORPORATION

FLOATING RATE NOTE DUE 2018

This Note is one of a duly authorized issue of securities of Chevron, not limited in aggregate principal amount, all issued or to be issued in one or more series of varying dates, numbers, interest rates and other provisions, under an Indenture dated as of June 15, 1995, as amended by the Seventh Supplemental Indenture dated as of November 17, 2015 (such indenture as so amended being herein referred to as the “Indenture”) each being between Chevron and the Trustee. This Note is one of a series of Notes designated as its “Floating Rate Notes Due 2018” aggregating $250,000,000 in principal amount (herein called the “Notes”).

Reference is hereby made to the Indenture and all indentures supplemental thereto for a description of the rights, obligations, duties and immunities thereunder of Chevron, the Trustee and the holders of the Notes, to all of the provisions of which Indenture the registered owner of this Note, by acceptance hereof, assents and agrees. The Indenture contains provisions permitting Chevron and the Trustee, with the consent of the holders of not less than a majority in aggregate principal amount of the Securities (which term is defined in the Indenture as any security or securities of Chevron, authenticated and delivered under the Indenture) at the time Outstanding (as defined in the Indenture) and affected by such supplemental indenture, to execute one or more supplemental indentures for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture or of modifying in any manner the rights of the holders of such Securities; provided, however, that no such supplemental indenture shall, without the consent of the holder of each Outstanding Security (including the Notes) affected thereby: (1) change the fixed maturity date of any Note, or reduce the rate of interest on any Note or the method of determining such rate of interest or extend the time of payment of interest, or reduce the principal amount thereof, or change the coin or currency in which the Notes or the interest thereon is payable or impair the right to institute suit for the enforcement of any such payment on or after the maturity thereof, (2) reduce the aforesaid percentage of holders of the Outstanding Securities whose consent is required for the execution of such supplemental indenture, or the consent of the holders of which is required for any waiver provided for in the Indenture or (3) change the time of payment. It is also provided in the Indenture that the holders of a majority in principal amount of the Notes may waive (a) compliance by Chevron with the covenants contained in Article Four of the Indenture with respect to the Notes and (b) any past or existing Event of Default with respect to the Notes and its consequences except a continuing default in the payment of the principal of or interest on the Notes or in respect of a covenant or provision of the Indenture which cannot be modified or amended without the consent of the registered owner of the Note so affected.

The 2018 Floating Rate Notes will not be redeemable prior to maturity.

If an Event of Default (as that term is defined in the Indenture) shall occur, the principal of all Notes and the interest accrued thereon may be declared due and payable upon the conditions, in the manner and with the effect provided in the Indenture. The Indenture provides that in certain events such declaration and its consequences may be waived by the holders of a majority in aggregate principal amount of the Notes then Outstanding.

The Notes are issuable in registered form in denominations of $2,000 and integral multiples of $1,000 in excess thereof. Notes may be exchanged for a like aggregate amount of Notes of other authorized denominations as provided in the Indenture. This Note is transferable at the office of the Trustee by the registered owner hereof in person, or by such registered owner’s attorney duly authorized in writing, on the books of Chevron at said office, but only in the manner, subject to the limitations and upon payment of the charges provided in the Indenture, and upon surrender and cancellation of this Note. Upon such transfer a new fully registered Note or Notes of authorized denomination or denominations, for the same aggregate principal amount will be issued to the transferee in exchange herefor.

Chevron, the Trustee and any agent of Chevron or the Trustee and any paying agent may treat the registered owner hereof as the absolute owner of this Note (whether or not this Note shall be overdue and notwithstanding any notation of ownership or other writing hereon made by anyone other than Chevron or the Trustee) for the purpose of receiving payment hereof or on account hereof and for all other purposes, and none of Chevron, the Trustee or any such agent shall be affected by notice to the contrary.

THIS NOTE AND THE OBLIGATIONS OF CHEVRON IN RESPECT HEREOF ARE GOVERNED BY AND SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

No recourse shall be had for the payment of the principal of or the interest on this Note or for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Indenture or any indenture supplemental thereto, against any incorporator, stockholder, officer or director, as such, past, present or future, of Chevron or of any successor of Chevron, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

Exhibit E

$[ ]	CUSIP: 166764AY6
N-1	ISIN: US166764AY62

CHEVRON CORPORATION

2.419% NOTE DUE 2020

Unless this Note is presented by an authorized representative of The Depository Trust Company, a New York Corporation (“DTC”), to Chevron Corporation or its agent for registration of transfer, exchange or payment and any Note issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co., or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL, inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

CHEVRON CORPORATION (herein referred to as “Chevron”), a corporation duly organized and existing under the laws of the State of Delaware, for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of [         ] Dollars ($[         ]) on November 17, 2020 in lawful money of the United States of America and to pay interest (computed on the basis of a 360-day year of twelve 30-day months) thereon in like money from November 17, 2015 or from the most recent Interest Payment Date (hereinafter defined) to which interest has been paid or duly provided for until payment of such principal sum, at the rate of 2.419% per annum, payable on each May 17 and November 17, commencing May 17, 2016 (the “Interest Payment Dates”).

The principal hereof is payable upon presentation and surrender of this Note at the principal office of Wells Fargo Bank, National Association, as Trustee (herein called the “Trustee”). Interest on this Note may be payable by check or draft mailed to the person in whose name this Note is registered at the close of business on the Record Date for such interest payment at such person’s address as it appears on the registration books of the Trustee. The Record Date for the Notes is the date which is 15 days prior to the relevant Interest Payment Date.

REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS NOTE SET FORTH ON THE REVERSE HEREOF, WHICH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF FULLY SET FORTH AT THIS PLACE.

This Note shall not be entitled to any benefit under the Indenture (hereinafter defined), or become valid or obligatory for any purpose, until the Certificate of Authentication hereon endorsed shall have been executed by manual signature by the Trustee.

IN WITNESS WHEREOF, CHEVRON CORPORATION has caused this Note to be signed by its Assistant Treasurer manually or in facsimile and its corporate seal to be imprinted hereon and attested by the manual or facsimile signature of its Secretary or an Assistant Secretary.

Dated: November 17, 2015

CHEVRON CORPORATION

By:
Name:	James E. Lawrence
Title:	Assistant Treasurer

Attest:
Assistant Secretary

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities, of the Series designated

herein, described in the within-mentioned Indenture.

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Trustee

By:
Authorized Signatory

E-1

CHEVRON CORPORATION

2.419% NOTE DUE 2020

This Note is one of a duly authorized issue of securities of Chevron, not limited in aggregate principal amount, all issued or to be issued in one or more series of varying dates, numbers, interest rates and other provisions, under an Indenture dated as of June 15, 1995, as amended by the Seventh Supplemental Indenture dated as of November 17, 2015 (such indenture as so amended being herein referred to as the “Indenture”) each being between Chevron and the Trustee. This Note is one of a series of Notes designated as its “2.419% Notes Due 2020” aggregating $1,250,000,000 in principal amount (herein called the “Notes”).

Reference is hereby made to the Indenture and all indentures supplemental thereto for a description of the rights, obligations, duties and immunities thereunder of Chevron, the Trustee and the holders of the Notes, to all of the provisions of which Indenture the registered owner of this Note, by acceptance hereof, assents and agrees. The Indenture contains provisions permitting Chevron and the Trustee, with the consent of the holders of not less than a majority in aggregate principal amount of the Securities (which term is defined in the Indenture as any security or securities of Chevron, authenticated and delivered under the Indenture) at the time Outstanding (as defined in the Indenture) and affected by such supplemental indenture, to execute one or more supplemental indentures for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture or of modifying in any manner the rights of the holders of such Securities; provided, however, that no such supplemental indenture shall, without the consent of the holder of each Outstanding Security (including the Notes) affected thereby: (1) change the fixed maturity or redemption date of any Note, or reduce the rate of interest on any Note or the method of determining such rate of interest or extend the time of payment of interest, or reduce the principal amount thereof, or reduce any premium payable on the redemption thereof, or change the coin or currency in which the Notes or the interest thereon is payable or impair the right to institute suit for the enforcement of any such payment on or after the maturity thereof, (2) reduce the aforesaid percentage of holders of the Outstanding Securities whose consent is required for the execution of such supplemental indenture, or the consent of the holders of which is required for any waiver provided for in the Indenture or (3) change the time of payment. It is also provided in the Indenture that the holders of a majority in principal amount of the Notes may waive (a) compliance by Chevron with the covenants contained in Article Four of the Indenture with respect to the Notes and (b) any past or existing Event of Default with respect to the Notes and its consequences except a continuing default in the payment of the principal of or interest on the Notes or in respect of a covenant or provision of the Indenture which cannot be modified or amended without the consent of the registered owner of the Note so affected.

Prior to October 17, 2020, the Notes shall be subject to redemption, at the option of Chevron, in whole or in part, at any time at a redemption price equal to the greater of (a) 100% of the principal amount of the Notes being redeemed and (b) the sum of the present values of the remaining scheduled payments of principal and interest thereon (not including the portion of any such payments of interest accrued as of the redemption date), discounted to the redemption date on a semiannual basis, calculated assuming a 360-day year consisting of twelve 30-day months, at the Adjusted Treasury Rate, plus interest accrued on the Notes being redeemed to the redemption date. On or after October 17, 2020, the Notes shall be subject to redemption, at the option of Chevron, in whole or in part, at any time at a redemption price equal to 100% of the principal amount of the Notes being redeemed plus interest accrued on the Notes being redeemed to the redemption date. The “Adjusted Treasury Rate” is to be determined on the third Business Day preceding the redemption date and means (1) the arithmetic mean of the yields under the heading “Week Ending” published in the Statistical Release (hereinafter defined) most recently published prior to the date of determination under the caption “Treasury Constant Maturities” for the maturity (rounded to the nearest month) corresponding to the remaining term, as of the applicable redemption date, of the Notes being redeemed plus (2) 0.12%. If no maturity set forth under such heading exactly corresponds to the remaining term of the Notes being redeemed, yields for the two published maturities most closely corresponding to the remaining term of the Notes being redeemed will be calculated as described in the preceding sentence, and the Adjusted Treasury Rate will be interpolated or extrapolated from such yields on a straight-line basis, rounding each of the relevant period to the nearest month. The term “Statistical Release” means the statistical release designation “H.15(519)” or any successor publication which is published weekly by the Federal Reserve System and which establishes yields on actively-traded United States government securities adjusted to constant maturities, or, if such statistical release is not published at the time of any determination under the terms of the Notes, then such other reasonably comparable index as Chevron shall designate. As provided in the Indenture, notice of redemption shall be given to the registered owners of Notes to be redeemed by mailing a notice of such redemption not less than 30 nor more than 60 days prior to the date fixed for redemption, to their addresses as they appear on the register books.

If an Event of Default (as that term is defined in the Indenture) shall occur, the principal of all Notes and the interest accrued thereon may be declared due and payable upon the conditions, in the manner and with the effect provided in the Indenture. The Indenture provides that in certain events such declaration and its consequences may be waived by the holders of a majority in aggregate principal amount of the Notes then Outstanding.

The Notes are issuable in registered form in denominations of $2,000 and integral multiples of $1,000 in excess thereof. Notes may be exchanged for a like aggregate amount of Notes of other authorized denominations as provided in the Indenture. This Note is transferable at the office of the Trustee by the registered owner hereof in person, or by such registered owner’s attorney duly authorized in writing, on the books of Chevron at said office, but only in the manner, subject to the limitations and upon payment of the charges provided in the Indenture, and upon surrender and cancellation of this Note. Upon such transfer a new fully registered Note or Notes of authorized denomination or denominations, for the same aggregate principal amount will be issued to the transferee in exchange herefor.

Chevron, the Trustee and any agent of Chevron or the Trustee and any paying agent may treat the registered owner hereof as the absolute owner of this Note (whether or not this Note shall be overdue and notwithstanding any notation of ownership or other writing hereon made by anyone other than Chevron or the Trustee) for the purpose of receiving payment hereof or on account hereof and for all other purposes, and none of Chevron, the Trustee or any such agent shall be affected by notice to the contrary.

THIS NOTE AND THE OBLIGATIONS OF CHEVRON IN RESPECT HEREOF ARE GOVERNED BY AND SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

No recourse shall be had for the payment of the principal of or the interest on this Note or for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Indenture or any indenture supplemental thereto, against any incorporator, stockholder, officer or director, as such, past, present or future, of Chevron or of any successor of Chevron, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

E-2

Exhibit F

$[ ]	CUSIP: 166764BD1
N-1	ISIN: US166764BD17

CHEVRON CORPORATION

3.326% NOTE DUE 2025

Unless this Note is presented by an authorized representative of The Depository Trust Company, a New York Corporation (“DTC”), to Chevron Corporation or its agent for registration of transfer, exchange or payment and any Note issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co., or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL, inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

CHEVRON CORPORATION (herein referred to as “Chevron”), a corporation duly organized and existing under the laws of the State of Delaware, for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of [         ] Dollars ($[         ]) on November 17, 2025 in lawful money of the United States of America and to pay interest (computed on the basis of a 360-day year of twelve 30-day months) thereon in like money from November 17, 2015 or from the most recent Interest Payment Date (hereinafter defined) to which interest has been paid or duly provided for until payment of such principal sum, at the rate of 3.326% per annum, payable on each May 17 and November 17, commencing May 17, 2016 (the “Interest Payment Dates”).

The principal hereof is payable upon presentation and surrender of this Note at the principal office of Wells Fargo Bank, National Association, as Trustee (herein called the “Trustee”). Interest on this Note may be payable by check or draft mailed to the person in whose name this Note is registered at the close of business on the Record Date for such interest payment at such person’s address as it appears on the registration books of the Trustee. The Record Date for the Notes is the date which is 15 days prior to the relevant Interest Payment Date.

REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS NOTE SET FORTH ON THE REVERSE HEREOF, WHICH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF FULLY SET FORTH AT THIS PLACE.

This Note shall not be entitled to any benefit under the Indenture (hereinafter defined), or become valid or obligatory for any purpose, until the Certificate of Authentication hereon endorsed shall have been executed by manual signature by the Trustee.

IN WITNESS WHEREOF, CHEVRON CORPORATION has caused this Note to be signed by its Assistant Treasurer manually or in facsimile and its corporate seal to be imprinted hereon and attested by the manual or facsimile signature of its Secretary or an Assistant Secretary.

Dated: November 17, 2015

CHEVRON CORPORATION

By:
Name:	James E. Lawrence
Title:	Assistant Treasurer

Attest:
Assistant Secretary

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities, of the Series designated

herein, described in the within-mentioned Indenture.

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Trustee

By:
Authorized Signatory

F-1

CHEVRON CORPORATION

3.326% NOTE DUE 2025

This Note is one of a duly authorized issue of securities of Chevron, not limited in aggregate principal amount, all issued or to be issued in one or more series of varying dates, numbers, interest rates and other provisions, under an Indenture dated as of June 15, 1995, as amended by the Seventh Supplemental Indenture dated as of November 17, 2015 (such indenture as so amended being herein referred to as the “Indenture”) each being between Chevron and the Trustee. This Note is one of a series of Notes designated as its “3.326% Notes Due 2025” aggregating $750,000,000 in principal amount (herein called the “Notes”).

Reference is hereby made to the Indenture and all indentures supplemental thereto for a description of the rights, obligations, duties and immunities thereunder of Chevron, the Trustee and the holders of the Notes, to all of the provisions of which Indenture the registered owner of this Note, by acceptance hereof, assents and agrees. The Indenture contains provisions permitting Chevron and the Trustee, with the consent of the holders of not less than a majority in aggregate principal amount of the Securities (which term is defined in the Indenture as any security or securities of Chevron, authenticated and delivered under the Indenture) at the time Outstanding (as defined in the Indenture) and affected by such supplemental indenture, to execute one or more supplemental indentures for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture or of modifying in any manner the rights of the holders of such Securities; provided, however, that no such supplemental indenture shall, without the consent of the holder of each Outstanding Security (including the Notes) affected thereby: (1) change the fixed maturity or redemption date of any Note, or reduce the rate of interest on any Note or the method of determining such rate of interest or extend the time of payment of interest, or reduce the principal amount thereof, or reduce any premium payable on the redemption thereof, or change the coin or currency in which the Notes or the interest thereon is payable or impair the right to institute suit for the enforcement of any such payment on or after the maturity thereof, (2) reduce the aforesaid percentage of holders of the Outstanding Securities whose consent is required for the execution of such supplemental indenture, or the consent of the holders of which is required for any waiver provided for in the Indenture or (3) change the time of payment. It is also provided in the Indenture that the holders of a majority in principal amount of the Notes may waive (a) compliance by Chevron with the covenants contained in Article Four of the Indenture with respect to the Notes and (b) any past or existing Event of Default with respect to the Notes and its consequences except a continuing default in the payment of the principal of or interest on the Notes or in respect of a covenant or provision of the Indenture which cannot be modified or amended without the consent of the registered owner of the Note so affected.

Prior to August 17, 2025, the Notes shall be subject to redemption, at the option of Chevron, in whole or in part, at any time at a redemption price equal to the greater of (a) 100% of the principal amount of the Notes being redeemed and (b) the sum of the present values of the remaining scheduled payments of principal and interest thereon (not including the portion of any such payments of interest accrued as of the redemption date), discounted to the redemption date on a semiannual basis, calculated assuming a 360-day year consisting of twelve 30-day months, at the Adjusted Treasury Rate, plus interest accrued on the Notes being redeemed to the redemption date. On or after August 17, 2025, the Notes shall be subject to redemption, at the option of Chevron, in whole or in part, at any time at a redemption price equal to 100% of the principal amount of the Notes being redeemed plus interest accrued on the Notes being redeemed to the redemption date. The “Adjusted Treasury Rate” is to be determined on the third Business Day preceding the redemption date and means (1) the arithmetic mean of the yields under the heading “Week Ending” published in the Statistical Release (hereinafter defined) most recently published prior to the date of determination under the caption “Treasury Constant Maturities” for the maturity (rounded to the nearest month) corresponding to the remaining term, as of the applicable redemption date, of the Notes being redeemed plus (2) 0.15%. If no maturity set forth under such heading exactly corresponds to the remaining term of the Notes being redeemed, yields for the two published maturities most closely corresponding to the remaining term of the Notes being redeemed will be calculated as described in the preceding sentence, and the Adjusted Treasury Rate will be interpolated or extrapolated from such yields on a straight-line basis, rounding each of the relevant period to the nearest month. The term “Statistical Release” means the statistical release designation “H.15(519)” or any successor publication which is published weekly by the Federal Reserve System and which establishes yields on actively-traded United States government securities adjusted to constant maturities, or, if such statistical release is not published at the time of any determination under the terms of the Notes, then such other reasonably comparable index as Chevron shall designate. As provided in the Indenture, notice of redemption shall be given to the registered owners of Notes to be redeemed by mailing a notice of such redemption not less than 30 nor more than 60 days prior to the date fixed for redemption, to their addresses as they appear on the register books.

If an Event of Default (as that term is defined in the Indenture) shall occur, the principal of all Notes and the interest accrued thereon may be declared due and payable upon the conditions, in the manner and with the effect provided in the Indenture. The Indenture provides that in certain events such declaration and its consequences may be waived by the holders of a majority in aggregate principal amount of the Notes then Outstanding.

The Notes are issuable in registered form in denominations of $2,000 and integral multiples of $1,000 in excess thereof. Notes may be exchanged for a like aggregate amount of Notes of other authorized denominations as provided in the Indenture. This Note is transferable at the office of the Trustee by the registered owner hereof in person, or by such registered owner’s attorney duly authorized in writing, on the books of Chevron at said office, but only in the manner, subject to the limitations and upon payment of the charges provided in the Indenture, and upon surrender and cancellation of this Note. Upon such transfer a new fully registered Note or Notes of authorized denomination or denominations, for the same aggregate principal amount will be issued to the transferee in exchange herefor.

Chevron, the Trustee and any agent of Chevron or the Trustee and any paying agent may treat the registered owner hereof as the absolute owner of this Note (whether or not this Note shall be overdue and notwithstanding any notation of ownership or other writing hereon made by anyone other than Chevron or the Trustee) for the purpose of receiving payment hereof or on account hereof and for all other purposes, and none of Chevron, the Trustee or any such agent shall be affected by notice to the contrary.

THIS NOTE AND THE OBLIGATIONS OF CHEVRON IN RESPECT HEREOF ARE GOVERNED BY AND SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

No recourse shall be had for the payment of the principal of or the interest on this Note or for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Indenture or any indenture supplemental thereto, against any incorporator, stockholder, officer or director, as such, past, present or future, of Chevron or of any successor of Chevron, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

F-2